UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

BIOSPECIFICS TECHNOLOGIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOSPECIFICS TECHNOLOGIES CORP.
35 Wilbur Street
Lynbrook, New York 11563
516-593-7000

April 30, 2009

Dear Stockholder:

On behalf of the Board of Directors of BioSpecifics Technologies Corp. (the “Company”), I invite you to attend our 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”). We hope you can join us. The 2009 Annual Meeting will be held:

At:	Bingham McCutchen LLP
399 Park Avenue
New York, New York 10022

On:	Wednesday, June 17, 2009

Time:	11:00 a.m., local time

The Notice of the 2009 Annual Meeting and the Proxy Statement accompany this letter. Copies of our 2008 Annual Report on Form 10-K (including the financial statements and financial statement schedules thereto, as filed with the Securities and Exchange Commission) are included with the Notice.

At the 2009 Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities. You will also have an opportunity to meet the directors of the Company.

As discussed in the enclosed Proxy Statement, the 2009 Annual Meeting will also be devoted to the election of directors and the approval of the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan to increase the number of shares of Company common stock authorized for issuance from 1,750,000 to 2,050,000 shares, and consideration of any other business matters properly brought before the 2009 Annual Meeting.

We know that many of our stockholders will be unable to attend the 2009 Annual Meeting in person. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the 2009 Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the time it is voted at the 2009 Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in BioSpecifics Technologies Corp. We look forward to seeing you at our 2009 Annual Meeting.

If you have any questions about the Proxy Statement, please contact me at (516) 593-7000.

Sincerely, /s/ Thomas L. Wegman Thomas L. Wegman President

BIOSPECIFICS TECHNOLOGIES CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 17, 2009

To the Stockholders of BIOSPECIFICS TECHNOLOGIES CORP.:

     Notice is hereby given that the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) of BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), will be held on Wednesday, June 17, 2009, at 11:00 a.m., local time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 for the following purposes:

1.	To elect three persons to the Board of Directors of the Company, each to serve as specified in the attached Proxy Statement or until such person resigns, is removed, or otherwise leaves office;

2.

To approve the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan, which is proposed primarily for, among other purposes, increasing the number of shares authorized for issuance under the BioSpecifics Technologies Corp. 2001 Stock Option Plan by 300,000 shares, from 1,750,000 to 2,050,000 shares and extending the term of the plan from April 6, 2011 to April 23, 2019; and

3.	To transact such other business as may properly come before the 2009 Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 23, 2009 are entitled to this notice (this “Notice”) and to vote at the 2009 Annual Meeting and any adjournment.

     A Proxy Statement describing the matters to be considered at the 2009 Annual Meeting is attached to this Notice. Copies of our 2008 Annual Report on Form 10-K (including the financial statements and financial statement schedules thereto, as filed with the Securities and Exchange Commission) accompany this Notice, but are not deemed to be part of the Proxy Statement.

     It is important that your shares be represented at the meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

     If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the meeting.

By Order of the Board of Directors, /s/ Thomas L. Wegman Thomas L. Wegman President

April 30, 2009

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting
The Notice, Proxy Statement, Proxy Card and our 2008 Annual Report on Form 10-K are available at http://otccorporatetransferservice.com/proxy_docs.

BIOSPECIFICS TECHNOLOGIES CORP.
35 Wilbur Street
Lynbrook, New York 11563

___________________________________

PROXY STATEMENT
___________________________________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp., a Delaware corporation (the “Company,” “BioSpecifics” or “we”), for the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”). The 2009 Annual Meeting is to be held at 11:00 a.m., local time, on Wednesday, June 17, 2009, and at any adjournment or adjournments thereof, at the office of Bingham McCutchen LLP, 399 Park Avenue, New York, New York, 10022.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to stockholders is April 30, 2009.

The purposes of the 2009 Annual Meeting are to seek stockholder approval of three proposals: (i) electing three (3) directors to the board of directors of the Company (the “Board” or “Board of Directors”) and (ii) approving the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan, which is proposed primarily for, among other purposes, increasing the number of shares authorized for issuance under the BioSpecifics Technologies Corp. 2001 Stock Option Plan by 300,000 shares, from 1,750,000 to 2,050,000 shares and extending the term of the plan from April 6, 2011 to April 23, 2019.

Who May Vote

Only stockholders of record of our common stock, $0.001 par value (the “Common Stock”), as of the close of business on April 23, 2009 (the “Record Date”) are entitled to notice and to vote at the 2009 Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the 2009 Annual Meeting will be available at the 2009 Annual Meeting, and will also be available for ten (10) days prior to the 2009 Annual Meeting, during office hours, at the executive offices of the Company at 35 Wilbur Street, Lynbrook, New York, 11563, by contacting the President of the Company.

The presence at the 2009 Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the 2009 Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are not included for the purposes of determining whether a quorum of shares is present at the 2009 Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 6,014,801 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the 2009 Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by completing and signing the proxy card and mailing it in the enclosed postage-paid envelope.

Complete instructions are included on the proxy card. If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options. If your shares are registered in the name of a bank or a brokerage, you may be eligible to vote your shares electronically over the Internet or by telephone. If your voting form does not reference Internet or telephone voting information, please complete and return the accompanying paper proxy card in the enclosed, self-addressed, postage paid envelope.

The shares represented by any proxy duly given will be voted at the 2009 Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR the approval of the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan to increase the number of shares of Company common stock authorized for issuance from 1,750,000 to 2,050,000 shares. In addition, if other matters come before the 2009 Annual Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Directors are elected by a plurality of votes cast by stockholders entitled to vote at the meeting. To be approved, any other matter submitted to our stockholders, including the approval of the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan requires the affirmative vote of the majority of shares present in person or represented by proxy and voting on such matter at the annual meeting.

Shares that abstain from voting as to a particular matter and shares held in “street name” by brokers, banks or other nominees whose proxies indicate that they do not have discretionary authority to vote such shares as to a particular matter, which we refer to as “broker non-votes,” will be counted for the purpose of determining whether a quorum exists but will not have any effect upon the outcome of voting with respect to such matters. Brokers holding shares for clients who have not given specific voting instructions are permitted to vote in their discretion only with respect to “Proposal 1 — Election of Directors.”

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the President at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the 2009 Annual Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the 2009 Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the 2009 Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the 2009 Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

You are requested, regardless of the number of shares you own or your intention to attend the 2009 Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, by phone through agents of the Company, or the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company may utilize the services of a proxy solicitation company to solicit proxies and the estimated cost for such services are not anticipated to exceed $16,000. The Company will also reimburse brokerage houses for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2008 Annual Report on Form 10-K (including the financial statements and financial statement schedules thereto, as filed with the Securities and Exchange Commission (the “SEC”)) the “2008 Annual Report”) and Proxy Statement for the 2009 Annual Meeting will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder residing at such address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2008 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, please contact Thomas L. Wegman, President, BioSpecifics Technologies Corp., 35 Wilbur Street, Lynbrook, New York 11563, telephone number (516) 593-7000, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

THOMAS L. WEGMAN. Mr. Wegman, age 54, has served as an officer of the Company for more than 15 years. He is our current President and has served as our President since October 17, 2005. Prior to such appointment he served as the executive vice president of the Company. Effective in 1994, Mr. Wegman became a director on the Board of the Company and has served as such since that time. He has over 30 years of experience in the bio-pharmaceutical industry that encompasses managing company operations and drug development, licensing, and registration. From 1978 thru 1983, Mr. Wegman managed the production, marketing and foreign registration activities related to an avian vaccine business. Mr. Wegman has been instrumental in licensing technologies from universities for use by the Company. He is the author of a number of U.S. and foreign patents in the life sciences field. Mr. Wegman received his B.A. from Boston University. Mr. Wegman is the son of our former CEO and Chairman, Edwin H. Wegman, who passed away on February 16, 2007. Mr. Wegman is the brother of Dr. Mark Wegman and the stepson of Toby Wegman, both of whom are currently directors of the Company. Mr. Wegman is nominated for re-election at the 2009 Annual Meeting.

HENRY MORGAN. Mr. Morgan, age 88, is currently a director on the Board and has served as a director of the Company since 1990, with the exception of a few interim months. He has been a practicing attorney for more than 50 years. Prior to his work as an attorney, he was employed in the insurance industry as an investigator, auditor, underwriter and special agent. His law practice is in the defense of corporations and individuals for claims asserted against them that allege professional errors and omissions, defective products, insurance coverage issues and employment related disputes. Mr. Morgan is a member of the Essex County, New Jersey State and American Bar Associations, the International Association of Defense Counsel and the Defense Research Institute. He received his B.A. and J.D. degrees from Rutgers, The State University of New Jersey.

DR. PAUL GITMAN. Dr. Gitman, age 68, is currently a director on the Board and has served as a director of the Company since 1990. He is board certified by the American Board of Internal Medicine and the American Board of Quality Assurance and Utilization Review. Following 25 years in private medical practice he joined the fulltime faculty of Long Island Jewish Medical Center where he became Medical Director. In 2007, Dr. Gitman was promoted to Vice President of Medical Affairs for the North Shore Long Island Jewish Health System. Dr. Gitman is currently an Associate Professor of Medicine at Albert Einstein College of Medicine as well as the Vice Chairman of the Medical Society of the State of New York’s Committee for Physician’s Health. He has served on the New York State Board of Medicine for 10 years and on various New York State Committees and Task Forces. He is past President of both the New York Chapter of the American College of Physicians and the Medical Society of the County of Queens. Dr. Gitman received his medical degree from Boston University School of Medicine. Dr. Gitman is nominated for re-election at the 2009 Annual Meeting.

MICHAEL SCHAMROTH. Mr. Schamroth, age 69, is currently a director on the Board and has served as a director of the Company since 2004. He has been a partner of M. Schamroth & Sons in New York City for the past 39 years. As a principal in this fourth-generation international diamond house, Mr. Schamroth has extensive experience in dealing with all aspects of the trade, from manufacturing to sales. He has been a member of the Diamond Manufacturers and Importers Association since 1964, and has served on the Nominating and Building Committees of the Diamond Dealers Club. In addition, Mr. Schamroth has served as a member of the Board of South Nassau Communities Hospital since 1976, the Board of the Winthrop-South Nassau University Health System since 1993 and the Board of Sound Bank of North Carolina since 2002. He has been a member of the Miami University Business Advisory Board since 1984 and served as its Chairman from 1987-1988. He received his B.S. in Business from Miami University, Oxford, Ohio.

TOBY WEGMAN. Ms. Wegman, age 74, is currently a director on the Board and has served as a director of the Company since June 25, 2007. Ms. Wegman is the widow of our former CEO and Chairman, Edwin H. Wegman. Ms. Wegman has had a range of business-related work experiences. For five years she owned and operated a women’s apparel business and prior to that managed a women’s retail clothing operation. She has also been actively involved in the management of Edwin H. Wegman’s business interests and finances for many years. Ms. Wegman is the step mother of Thomas L. Wegman and Dr. Mark Wegman, both of whom are currently directors of the Company. Ms. Wegman is a member of the Lion of Judah, and a lifetime member of the National Council of Jewish Women and HADASSAH.

DR. MARK WEGMAN. Dr. Wegman, age 59, is currently a director on the Board and has served as a director of the Company since June 25, 2007. He joined International Business Machines (“IBM”) in 1975 where Dr. Wegman is currently Head of Computer Science with world wide responsibilities in IBM’s eight research laboratories. Dr. Wegman is recognized for his significant contributions to computer algorithms and compiler optimization that have deeply influenced many areas of computer science and practice. This work was recognized by the Special Interest Group On Programming Languages in 2006 with its Programming Languages Achievement Award. He recently was named as an IBM Fellow, which is IBM’s highest technical honor. Dr. Wegman is the author of over 30 publications in the field of Computer Science. Dr. Wegman received his doctorate in Computer Science from the University of California at Berkeley. Dr. Wegman is the son of our former CEO and Chairman, Edwin H. Wegman. Dr. Wegman is the brother of Thomas L. Wegman and the stepson of Toby Wegman.

DR. MATTHEW GELLER. Dr. Geller, age 60, is currently a director on the Board and has served as a director of the Company since September 23, 2008. Dr. Geller also currently serves as president of Geller Biopharm, Inc., where he focuses on advisory relationships, mergers, acquisitions and sales of biotechnology companies and as registered representative with Reedland Securities, where he is engaged in financial transactions for health care companies.

From 2006 to 2008, Dr. Geller served as the head of healthcare banking at Rodman and Renshaw, during which period the group that he managed was consistently ranked #1 on the Street for PIPES and registered direct financial raises for healthcare companies. From 1994 to 2005, Dr. Geller was a managing Director and Senior Biotechnology analyst at Oppenheimer and CIBC World Markets. In connection with these positions, Dr. Geller was named one of the best stock-pickers in biotechnology in the Wall Street Journal’s Best on the Street Analysts Survey, was selected by Institutional Investor magazine as a member of its All-Star Home-Run hitters research team and has been a member of the publication’s All-America Research team. He consistently had the #1 rating for client service. Dr. Geller is often quoted in industry and general press, including the Wall Street Journal, the New York Times, and has made frequent television appearances on CNBC, Bloomberg television and CNN. He has served as a consultant to venture capital firms, biotech companies and portfolio managers and analysts. Dr. Geller has also served as a professor at the University of California, Berkeley, Duke University and the University of Michigan, Ann Arbor. Dr. Geller earned his bachelors degree with advanced standing in mathematics from Yale University, his master’s degree in mathematics from the University of California, San Diego and his Ph.D. in computer science from the University of California, Berkeley. Dr. Geller is nominated for re-election at the 2009 Annual Meeting.

EXECUTIVE COMPENSATION

The following table summarizes the annual compensation paid to our named executive officers for the two years ended December 31, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name And Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)

Thomas L. Wegman	2008	250,000	-	-	4,891 (3)	256,891
President, Principal Executive Officer and Principal Financial Officer (1)
	2007	250,000	-	41,918	3,578 (4)	295,496
Edwin H. Wegman	2008	-	-	-	-	-
Former CEO and Chairman of the Board (5)
	2007	31,250	-	-	220,959 (6)	252,209
Lawrence Dobroff	2008	-	-	-	-	-
Former Chief Financial Officer
	2007	91,318 (7)	-	-	-	91,318

(1)	Thomas L. Wegman also serves as the President of the Company’s wholly-owned subsidiary, Advance Biofactures Corporation, for no additional compensation.

(2)

Amounts listed in this column reflect the compensation cost recognized for financial statement purposes during 2008 and 2007 for the stock awards held by the named executive officer calculated in accordance with SFAS 123(R) and using a Black-Scholes valuation model. The stock-based compensation expense recognized under SFAS No. 123(R) for the years ended December 31, 2008 and 2007 was determined using the Black-Scholes option valuation model. Option valuation models require the input of subjective assumptions and these assumptions can vary over time. The assumptions used were as follows: expected life of 5 years, risk free interest rate of 5%, volatility of 128% and zero dividend yield.

(3)

Includes (i) $3,000 of reimbursement in legal fees incurred by Thomas L. Wegman in connection with the negotiation of the Wegman Employment Agreement (defined below) and (ii) $1,891 for the cost of the vehicle leased by the Company for use by Thomas L. Wegman.

(4)	Represents cost of the vehicle leased by the Company for use by Thomas L. Wegman.

(5)	Upon his death on February 16, 2007, Edwin H. Wegman ceased to be the CEO and Chairman of the Board of the Company.

(6)

On February 20, 2007 at a special meeting of the Board, the Board, out of generosity and affection, approved the payment to Toby Wegman, the wife of Edwin H. Wegman, of $250,000 as a death benefit to recognize and honor Edwin H. Wegman’s past service to the Company. This amount is equal to the salary that Edwin H. Wegman would have received for a one year period commencing on February 20, 2007, payable on the same semi-monthly basis. In 2007, the Company paid to Toby Wegman $218,750 of this amount. In addition, the Board approved the continuation of spousal health benefits for Toby Wegman for a one year period commencing February 20, 2007, at the Company’s expense, which benefits amounted to $2,209 during 2007. In 2008, the Company paid to Toby Wegman $31,250 in death benefits and $392 in spousal health benefits, which amounts are reflected and described under Director Compensation, below.

(7)

On May 7, 2007, the Board terminated Lawrence Dobroff’s employment with the Company. This amount includes (i) $49,318, which represents the base salary that Mr. Dobroff earned from January 1, 2007 through May 7, 2007 and (ii) $42,000, which represents the total value of his accumulated vacation time through May 7, 2007.

Narrative Disclosure to Summary Compensation Table

Thomas L. Wegman

On September 6, 2006, as an incentive for attaining certain goals for the Company, the non-employee members of the Board granted to Thomas L. Wegman incentive stock options to acquire 100,000 shares of common stock of the Company at an exercise price equal to $0.83 per share (equal to 100% of the closing sales price of the common stock on the grant date) and expiring ten years from the grant date. The options are to vest in two installments if the Company achieves certain objectives set by the Board, including the Company becoming current in its SEC filings.

On October 24, 2007, upon the Company becoming current in its SEC filings, 50,000 of the 100,000 options granted to Thomas L. Wegman on September 6, 2006, vested. As of the date of this filing, the remaining 50,000 contingent options have not vested.

On August 5, 2008, the Board awarded contingent options to purchase 50,000 shares of common stock to Thomas L. Wegman at an exercise price of $21.00 per share (100% of the closing sales price of the common stock on the grant date), which shall vest upon the achievement by the Company of certain goals set by the Board. As of the date of this Proxy Statement, none of the 50,000 contingent options have vested.

On August 5, 2008 the Board approved up to $3,000 of reimbursement in legal fees incurred by Thomas L. Wegman in connection with the negotiation of the Wegman Employment Agreement (defined below).

Edwin H. Wegman

On February 16, 2007, Edwin H. Wegman, our Chief Executive Officer and Chairman of the Board, passed away. On February 20, 2007, our Board appointed Thomas L. Wegman, our President and son of Edwin H. Wegman, to also act as our Principal Executive Officer. As of the date hereof, the Board has not appointed a new Chief Executive Officer or Chairman of the Board.

Following the death of Edwin H. Wegman on February 16, 2007, under the Company’s 2001 Employee Stock Option Plan, the Estate of Edwin H. Wegman was required to exercise all options held by the estate by midnight on August 16, 2007 because all options expire 6 months from the death of the option holder pursuant to the terms of the 2001 Employee Stock Option Plan. At the request of the Estate of Edwin H. Wegman, on July 30, 2007, the Board of Directors of the Company extended the expiration dates of the two options to their original expiration dates.

Lawrence Dobroff

Effective January 1, 2007, Mr. Dobroff received $20,000 in cash compensation in addition to his yearly salary in lieu of the yearly grant of $20,000 worth of stock options.

On May 7, 2007, the Company terminated the employment of Mr. Dobroff, effective May 7, 2007. Effective the same date, we appointed Thomas L. Wegman, our President and Principal Executive Officer to serve as our Principal Financial Officer for the purpose of making the certifications required by the Sarbanes-Oxley Act of 2002.

Executive Employment Agreement

On August 5, 2008, the Company entered into an Executive Employment Agreement with Thomas L. Wegman (the “Wegman Employment Agreement”). The Wegman Employment Agreement superseded the Change of Control Agreement dated June 18, 2007 between the Company and Thomas L. Wegman. Under the Wegman Employment Agreement, Mr. Wegman will serve as the President and Principal Executive Officer of the Company for a two year period commencing on August 5, 2008. Upon the expiration of the initial two year term, the Wegman Employment Agreement will run for successive one year terms until terminated by the Company or Mr. Wegman at the end of the then current term upon 90 days prior notice of the termination to the other party. Mr. Wegman will earn a base compensation equal to $250,000 per year and will receive an automobile allowance of $350 per month, plus reimbursement of expenses incurred on the Company’s behalf. Mr. Wegman will also be eligible to receive stock options, restricted stock or other equity awards at the discretion of the Board or the Compensation Committee.

If the Company terminates Mr. Wegman’s employment without Cause (defined below) or Mr. Wegman resigns from his employment with the Company for Good Reason (defined below), then Mr. Wegman is entitled to: (i) a lump sum payment equal to (a) the average of Mr. Wegman’s annual base salary and bonuses paid by the Company to Mr. Wegman over the five (5) years prior to the time of such termination, multiplied by (b) three (3), payable not later than thirty (30) days after the date of termination; (ii) continuation of his participation in the Company’s benefit plans for eighteen (18) months following termination, at the highest level provided to Mr. Wegman during the period immediately prior to the termination and at no greater cost than the cost he was paying immediately prior to such termination; (iii) 100% of any options to purchase shares of common stock of the Company then held by Mr. Wegman, which options are then subject to vesting, shall be accelerated and become fully vested and exercisable on the date immediately preceding the effective date of such termination; and (iv) if, on the date immediately preceding the effective date of such termination, Mr. Wegman then holds shares of common stock of the Company that are subject to restrictions on transfer (“Restricted Stock”) issued to Mr. Wegman in a transaction other than pursuant to the exercise of a stock option, then, such restrictions shall expire in their entirety on the date immediately preceding the date of termination and all of such shares of common stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws.

If Mr. Wegman’s employment with the Company terminates voluntarily without Cause by Mr. Wegman, for Cause by the Company or due to Mr. Wegman’s death or disability, then Mr. Wegman is not entitled to any severance. Mr. Wegman’s receipt of any severance will be subject to him signing and not revoking a customary release of claims. No severance will be paid or provided until the release becomes effective and any period to revoke the same has expired. In addition, if Mr. Wegman engages in Specified Conduct (defined below) during the 12 month period following his termination (the “Severance Period”) or has breached any other agreement with the Company relating to nondisclosure of confidential information, in addition to other remedies available to the Company, the Company may seek disgorgement from Mr. Wegman of a sum equal to (A) the sum of all payments made by the Company to or on behalf of Mr. Wegman as severance, multiplied by (B) a fraction, the numerator of which is (1) the number of calendar months that comprise Mr. Wegman’s Severance Period, less (2) the number of calendar months elapsed from the date of Mr. Wegman’s termination of employment to the date of such breach or the first date Mr. Wegman engages in Specified Conduct, and the denominator of which is the number of calendar months that comprise Mr. Wegman’s Severance Period.

Under the Wegman Employment Agreement:

“Cause” means (i) a willful failure to carry out a proper directive of the Board, (ii) a willful act of gross misconduct that injures the Company, (iii) a material breach of the Agreement; (iv) a material breach of the Secrecy Agreement, (v) a willful material violation of federal or state laws which materially injures the Company, or (vi) a conviction or plea of guilty or no contest to a felony involving moral turpitude.

A termination by Mr. Wegman for “Good Reason,” means a termination within two (2) years or less following (i) a material reduction in his base salary; (ii) a material reduction in his authority, duties, or responsibilities; (iii) a material reduction in his superiors authority, duties, or responsibilities; (iv) a material reduction in the budget over which he has authority; (v) a material change in the geographic location where he must perform services; or (vi) a material breach by the Company of the Agreement.

“Specified Conduct” means (i) unauthorized disclosure of confidential information in violation of the Secrecy Agreement; (ii) engagement, directly or indirectly, in any business that is competitive with the businesses of Company at the time of Mr. Wegman’s termination (other than less than 5% ownership of a public company); (iii) Mr. Wegman’s hiring, directly or indirectly, any individual who was an employee or consultant of the Company within the six (6) month period prior to his termination of employment, or his soliciting or inducing, directly or indirectly, any such individual to terminate his or her employment or consultancy with the Company, unless such person was previously terminated by the Company; or (iv) his solicitation, directly or indirectly, of any individual who was partner, customer, or vendor of the Company within the six (6) month period prior to Mr. Wegman’s termination of employment, to terminate or otherwise limit or reduce his or her relationship with the Company.

A copy of the Wegman Employment Agreement was filed on Form 8-K with the SEC on August 8, 2008. The foregoing descriptions of the Wegman Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreement.

Outstanding Equity Awards at Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Thomas L. Wegman	1,500 (1)	-	-	4.38	1/14/2008
President	1,800 (1)	-	-	4.25	10/12/2008
	2,500 (1)	-	-	4.00	12/30/2008
	20,000	-	-	3.00	7/12/2009
	50,000	-	-	1.875	10/28/2009
	20,000	-	-	1.00	12/26/2010
	50,000	-	-	1.00	4/18/2011
	45,000	-	-	1.00	9/29/2012
	100,000	-	-	1.00	1/22/2016
	50,000	50,000	50,000.83		9/5/2016
	25,000	-	-	.83	9/5/2016
	50,000	50,000	50,000	21.00	8/5/2018
Edwin H. Wegman	-	-	-	N/A	N/A
Former Chairman and CEO (2)	-	-	-	N/A	N/A
Lawrence Dobroff	-	-	-	N/A	N/A
Former CFO(3)

(1)

Thomas L. Wegman’s options to purchase 1,500, 1,800 and 2,500 shares expired on January 14, 2008, October 12, 2008 and December 30, 2008, respectively. Mr. Wegman did not receive any value for the expiration of such options.

(2)	Upon his death on February 16, 2007, Edwin H. Wegman ceased to be the Chairman and CEO of the Company. The Estate of Edwin H. Wegman had no outstanding equity awards at year end.

(3)	On May 7, 2007, the Board terminated Lawrence Dobroff’s employment with the Company. Mr. Dobroff had no outstanding equity awards at year end.

Director Compensation (1)

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (6)	All Other Compensation ($)	Total ($)
Henry Morgan(2)	-	162,316	-	162,316
Dr. Paul Gitman(2)	-	162,316	-	162,316
Michael Schamroth(2)	-	162,316	-	162,316
Dr. Mark Wegman(3)	-	108,443	-	108,443
Toby Wegman(3)	-	108,443	31,642 (5)	140,085
Dr. Matthew Geller(4)	-	87,225	-	87,225

(1)	Thomas L. Wegman serves as our President and received no additional compensation to serve on the Board as a director during 2008.

(2)

On June 10, 2008, the non-independent directors of the Board made a one time grant of options to purchase 15,000 shares of common stock to each then independent director (Mr. Morgan, Dr. Gitman and Mr. Schamroth) at an exercise price of $13.60 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date. The options were granted in order to recognize the service of the independent directors on the Board on each of the Board’s three standing committees.

On September 6, 2008, the non-independent directors of the Board awarded options to purchase 15,000 shares of common stock to each then independent director (Mr. Morgan, Dr. Gitman and Mr. Schamroth) at an exercise price of $20.00 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date.

As of December 31, 2008, (i) Mr. Morgan had, in the aggregate, options to purchase 169,425 shares of Company common stock of which 8,750 have not yet vested (as of the date of this filing), (ii) Dr. Gitman had, in the aggregate, options to purchase 169,425 shares of Company common stock of which 8,750 have not yet vested (as of the date of this filing), (iii) Mr. Schamroth had, in the aggregate, options to purchase 94,000 shares of Company common stock, of which 8,750 have not yet vested (as of the date of this filing).

(3)

On June 25, 2008, the Board awarded options to purchase 15,000 shares of common stock to each of Dr. Mark Wegman and Toby Wegman at an exercise price of $17.00 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date.

As of December 31, 2008, (i) Dr. Mark Wegman had, in the aggregate, options to purchase 30,000 shares of Company common stock of which 2,500 have not yet vested (as of the date of this filing), and (ii) Toby Wegman had, in the aggregate, options to purchase 30,000 shares of Company common stock of which 2,500 have not yet vested (as of the date of this filing).

(4)

On September 22, 2008, the Board made two grants of options, each for the purchase of 15,000 shares of common stock, to Dr. Matthew Geller at an exercise price of $19.00 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date. One of the options for the purchase of 15,000 shares of common stock was made as a one time grant to recognize Dr. Geller’s service on the Board’s Audit Committee and as the Audit Committee Financial Expert. The second option for the purchase of 15,000 shares of common stock was granted as compensation for serving as non- employee director, as discussed below.

As of December 31, 2008, Dr. Matthew Geller had, in the aggregate, options to purchase 30,000 shares of Company common stock of which 12,500 have not yet vested (as of the date of this filing).

(5)	In 2008, the Company paid to Toby Wegman $31,250 in death benefits and $392 in spousal health benefits, which amounts are reflected and described under Director Compensation, below.

(6)

Amounts listed in this column reflect the compensation cost recognized for financial statement purposes during 2008 for the stock awards held by the named director calculated in accordance with SFAS 123(R) and using a Black-Scholes valuation model. The stock-based compensation expense recognized under SFAS No. 123(R) for the year ended December 31, 2008 was determined using the Black-Scholes option valuation model. Option valuation models require the input of subjective assumptions and these assumptions can vary over time. The following assumptions were used in 2008 for stock options granted in June and September:

	2008
	June	September
Stock Option Plans
Expected life, in years	5.0	5.0
Risk free interest rate	2.9%	1.9%
Volatility	80%	73%
Dividend yield	—	—

Narrative Disclosure to Director Compensation Table

On June 10, 2008, the Board awarded options to purchase 15,000 shares of common stock to each then independent director (Mr. Morgan, Dr. Gitman and Mr. Schamroth) at an exercise price of $13.60 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date. The options were granted in order to recognize the service of the independent directors on the Board on each of the Board’s three standing committees.

On September 6, 2008, the Board awarded options to purchase 15,000 shares of common stock to each then independent director (Mr. Morgan, Dr. Gitman and Mr. Schamroth) at an exercise price of $20.00 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date. The options were granted as compensation for serving as non-employee directors, as discussed below.

On June 25, 2008, the Board awarded options to purchase 15,000 shares of common stock to each of Dr. Mark Wegman and Toby Wegman at an exercise price of $17.00 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date. The options were granted as compensation for serving as non-employee directors, as discussed below.

On September 22, 2008, the Board appointed Dr. Matthew Geller to serve as a director of the first class of the Board and approved an increase in the size of the Board from six to seven directors by adding a third director to the first class of the Board. Dr. Matthew Geller accepted his appointment on September 23, 2008. Additionally, on September 22, 2008, the Board made two grants of options, each for the purchase of 15,000 shares of common stock, to Dr. Matthew Geller at an exercise price of $19.00 per share (100% of the closing sales price of the common stock on the grant date), which vest over the course of one year and expire ten years from the grant date. One of the options for the purchase of 15,000 shares of common stock was granted to recognize Dr. Geller’s service as the audit committee financial expert of the Board’s audit committee. The second option for the purchase of 15,000 shares of common stock was granted as compensation for serving as non-employee director, as discussed below.

Current Director Compensation Arrangements

As of the date of this filing (and since March 2, 2007), our non-employee directors are compensated by an annual grant of options to purchase 15,000 shares of common stock, which vest 1/12 per month until fully vested. The annual grant dates for three of our independent directors, Henry Morgan, Dr. Paul Gitman and Michael Schamroth is September 6, for Dr. Mark Wegman and Toby Wegman, the annual grant date is June 25, and for our independent director and audit committee financial expert, Dr. Matthew Geller, the annual grant date is September 22. The options are granted at a price equal to the fair market value of the stock on the date of grant and expire ten years from the date of grant.

Additionally, on April 23, 2009, the non-independent members of the Board authorized an annual cash payment of $20,000, to be paid annually on the date of the annual option grant for each independent director, as compensation for service on each of the Company’s three Board Committees (Audit Committee, Compensation Committee and Nominating and Corporation Governance Committee) in the case of Henry Morgan, Michael Schamroth and Dr.Paul Gitman, and as compensation for service on the Audit Committee and as the Audit Committee Financial Expert of the Company in the case of Dr. Matthew Geller.

Lastly, the Company reimburses all of our non-employee directors for reasonable out-of-pocket expenses incurred in connection with attendance and participation in Board and Committee meetings.

Change of Control Agreements for Independent Directors

On June 18, 2007, the Company entered into Change of Control Agreements with its directors, Dr. Paul Gitman, Henry Morgan, Michael Schamroth and on October 1, 2008 the Company entered into a Change of Control Agreement with its director, Dr. Matthew Geller (each a “Director Change of Control Agreement”). Pursuant to the terms of the Director Change of Control Agreement, in the event that the director’s service on the Board of Directors of the Company is terminated pursuant to a transaction resulting in a Change of Control, as described below, then (A) 100% of any options to purchase shares of common stock of the Company then held by the Director, which options are then subject to vesting, shall be accelerated and become fully vested and exercisable on the date immediately preceding the effective date of such termination and (B) if, on the date immediately preceding the effective date of such termination, the Director then holds shares of common stock of the Company that are subject to restrictions on transfer (“Restricted Stock”) issued to the Director in a transaction other than pursuant to the exercise of a stock option, then, such restrictions shall expire in their entirety on the date immediately preceding the date of termination and all of such shares of common stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws.

Under the Director Change of Control Agreement, a “Change of Control” shall mean the occurrence of any one of the following:

  the acquisition by any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934), other than the Company or its affiliates, from any party of an amount of the capital stock of the Company, so that such person holds or controls 40% or more of the Company’s capital stock; or

  a merger or similar combination between the Company and another entity after which 40% or more of the voting stock of the surviving corporation is held by persons other than the Company or its affiliates; or

  a merger or similar combination (other than with the Company) in which the Company is not the surviving corporation; or

  the sale of all or substantially all of the Company’s assets or business.

A copy of the Director Change of Control Agreement entered into by directors Dr. Paul Gitman, Henry Morgan, Michael Schamroth was filed as an exhibit to Form 8-K with the SEC on June 22, 2007 and a copy of the Director Change of Control Agreement entered into by director Dr. Matthew Geller was filed as an exhibit to Form 10-K with the SEC on March 31, 2009. The foregoing descriptions of the Director Change of Control Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Based on information publicly filed and provided to us by certain holders, the following table shows the amount of our common stock beneficially owned as of the close of business on the Record Date, April 23, 2009, by (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors, and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 23, 2009 are considered outstanding. Unless otherwise stated in a footnote, each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)

5% or Greater Stockholders:

Estate of Edwin H. Wegman Co-executor Toby Wegman Co-executor Thomas L. Wegman 35 Wilbur Street Lynbrook, New York 11563	1,355,179(2)	19.8%
RA Capital Management, LLC RA Capital Healthcare Fund, L.P. RA Capital Healthcare Fund, II, L.P. Peter Kolchinsky	825,844(12)	12.0%
Jeffrey K. Vogel 1 Meadow Drive Lawrence, NY 11559	519,159(3)	7.6%

Directors and Named Executive Officers

Thomas L. Wegman, President and Director 35 Wilbur Street Lynbrook, New York 11563	1,766,123(4)	25.7%
Dr. Paul Gitman, Director 35 Wilbur Street Lynbrook, New York 11563	221,675(5)	3.2%
Henry Morgan, Director 35 Wilbur Street Lynbrook, New York 11563	189,203(6)	2.8%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)

Michael Schamroth, Director	110,250(7)	1.6%
35 Wilbur Street
Lynbrook, New York 11563
Toby Wegman, Director	1,383,929(8)	20.2%
35 Wilbur Street
Lynbrook, New York 11563
Dr. Mark Wegman, Director	70,244(9)	1.0%
35 Wilbur Street
Lynbrook, New York 11563
Dr. Matthew Geller, Director	22,500(10)	0.3%
35 Wilbur Street
Lynbrook, New York 11563
All Executive Officers and Directors as a Group (7 persons)	2,408,745(11)	35.1%

(1)	Based on 6,014,801 shares of our common stock outstanding as of April 23, 2009 pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(2)

Includes 1,355,178 shares of common stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman was the sole general partner. Upon his death on February 16, 2007, The S.J. Wegman Company was legally dissolved. It is our understanding that the shares held in the name of The S.J. Wegman Company will be transferred to the Estate. The shares beneficially owned by the Estate are included in the number disclosed in this chart for Toby Wegman and Thomas L. Wegman, the co-executors of the Estate. As disclosed in their respective footnotes, the shares owned by the Estate are indirectly held by each of the co-executors.

(3)

Includes (i) 215,319 shares of common stock held directly by Jeffrey K. Vogel, the sole shareholder and President of Bio Management Inc., which is the sole general partner of Bio Partners LP, (ii) 295,312 shares of common stock held directly by Bio Partners LP and (iii) 8,528 shares held by a family partnership, of which Jeffrey K. Vogel holds a 25% interest. The foregoing information is based on the reporting person’s Section 16 filings with the SEC and the reporting person’s 5% stockholder questionnaire provided to the Company.

(4)

Includes (i) 360,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009, (ii) indirect ownership of 7,300 shares jointly held by Thomas L. Wegman’s wife and child and (iii) indirect ownership of 1,355,179 shares beneficially owned by the Estate of Edwin H. Wegman. Excludes 100,000 options, which are contingent and are currently not exercisable. Thomas L. Wegman is the son of Edwin H. Wegman, the brother of Dr. Mark Wegman and stepson to Toby Wegman. He is also the co-executor of the Estate of Edwin H. Wegman.

(5)

Includes (i) 165,675 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009 and (ii) indirect ownership of 7,500 shares held by Dr. Gitman's wife.

(6)	Includes 165,675 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009.

(7)	Includes 90,250 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009.

(8)

Includes (i) 28,750 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009 and (ii) indirect ownership of 1,355,179 shares beneficially owned by the Estate of Edwin H. Wegman. Toby Wegman is the widow of Edwin H. Wegman and the stepmother of Dr. Mark Wegman and Thomas L. Wegman. She is also the co-executor of the Estate of Edwin H. Wegman.

(9)

Includes (i) 28,750 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009 and (ii) 37,594 shares of common stock held jointly by Dr. Mark Wegman and his wife.

(10)	Includes 22,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2009.

(11)

For purposes of clarification, the 1,355,179 shares owned by the Estate of Edwin H. Wegman (and indirectly owned by Toby Wegman and Thomas L. Wegman, the co-executors of the Estate) have only been counted one time in calculating the number of shares beneficially owned by all officers and directors.

(12)

Includes (i) 816,290 shares directly owned by RA Capital Healthcare Fund, L.P. (“Fund I”) and (ii) 9,554 shares directly owned by RA Capital Healthcare Fund II, L.P. (“Fund II”). RA Capital Management, LLC (the “General Partner”) is the general partner of both Fund I and Fund II, and Peter Kolchinsky is the sole manager of the General Partner. Each of the reporting persons disclaims his or its beneficial ownership of any shares of these shares, except to the extent of his or its pecuniary interest therein. The foregoing information is based on the reporting persons’ Section 16 filings with the SEC and the reporting persons’ 5% stockholder questionnaire provided to the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports.

The Board is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. Each director holds office for the term for which elected as specified in the table below and until his or her successor shall be elected and shall qualify and be subject to such director’s earlier death, resignation or removal. The term of office of the first class of directors, presently consisting of Thomas L. Wegman, Dr. Paul Gitman and Dr. Matthew Geller is scheduled to expire at the 2009 Annual Meeting; the term of office of the second class of directors, presently consisting of Henry Morgan and Michael Schamroth is scheduled to expire on the date of the annual meeting for the year 2010; and the third class of directors, consisting of Toby Wegman and Dr. Mark Wegman will expire at the annual meeting for the year 2011.

The individuals who have been nominated for election to the Board at the 2009 Annual Meeting are set forth below.

If, as a result of circumstances not now known or foreseen, any of the nominees are unavailable to serve as a nominee for the office of director at the time of the 2009 Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The three (3) nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Shares which withhold votes or abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, withheld votes, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, positions with the Company and ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Thomas L. Wegman	54	Director	1994
Dr. Paul Gitman	68	Director	1990
Dr. Matthew Geller	60	Director	September 23, 2008

For information as to the shares of the Common Stock held by each of our nominees, see “Securities Ownership of Certain Beneficial Owners and Management,” above and for biographical summaries for each of our director nominees see “Directors and Executive Officers” above.

All directors will hold office for the terms indicated above under the heading “Proposal 1 Election of Directors” or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the nominee, directors or executive officers and any other person pursuant to which our nominee, directors or executive officers have been selected for their respective positions. Thomas L. Wegman, and Dr. Mark Wegman are brothers and Toby Wegman, their stepmother, is the widow of Edwin H. Wegman, the father of Thomas L. Wegman and Dr. Mark Wegman.

The Board met six times during the calendar year ended December 31, 2008. All Board members were present, either in person or telephonically at all meetings. Additionally, all Board members attended our 2008 Annual Meeting, held on September 9, 2008.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees and Meetings

Our Board currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. The members of each committee are appointed by our Board. From time to time, the Board may establish other committees.

Audit Committee and Audit Committee Financial Expert

The Audit Committee is comprised of our independent directors, Dr. Paul Gitman, Henry Morgan Michael Schamroth, and Dr. Matthew Geller. Dr. Paul Gitman serves as the Chairman of the Audit Committee and Dr. Matthew Geller serves as the Audit Committee Financial Expert. Our Board has determined that each of Dr. Paul Gitman, Henry Morgan Michael Schamroth, and Dr. Matthew Geller is independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by The Nasdaq Stock Market LLC (“Nasdaq”) as well as the enhanced independence standards contained in Nasdaq Rule 4350(d) and Rule 10A-3 under the Securities Exchange Act of 1934 that relate specifically to members of audit committees. Our Board of Directors has also determined that Dr. Matthew Geller qualifies as an “audit committee financial expert" within the meaning of the Securities and Exchange Commission's rules and regulations.

The Audit Committee is governed by an Audit Committee Charter, which was adopted by the Board on December 4, 2006 and is filed as Appendix A to this Proxy Statement. The Audit Committee’s responsibilities include: selecting our independent registered public accounting firm, reviewing with the independent auditors firm the results of their audits, review with the independent accountants and management our financial reporting and operating controls and the scope of audits, reviewing our budgets and make recommendations concerning our financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and reviewing matters relating to the relationship between the Company and our auditors, including the selection of and engagement fee for the independent registered public accounting firm.

The Audit Committee met three times during 2008.

Compensation Committee

The Compensation Committee is comprised of three of our independent directors, Michael Schamroth, Dr. Paul Gitman and Henry Morgan. Henry Morgan serves as the Chairman of the Compensation Committee. The Compensation Committee is governed by a Compensation Committee Charter, which was adopted by the Board on December 4, 2006 and is filed as Appendix B to this Proxy Statement. The Compensation Committee’s responsibilities include: reviewing and recommending approval of the compensation of our executive officers, overseeing the evaluation of our executive officers, reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans, administering our stock option plans, and reviewing and making recommendations to the Board regarding director compensation.

The Compensation Committee met four times during 2008.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of three of our independent directors, Michael Schamroth, Dr. Paul Gitman and Henry Morgan. Michael Schamroth serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is governed by a Nominating and Corporate Governance Committee Charter, which was adopted by the Board on April 7, 2008 and is filed as Appendix C to this Proxy Statement. The Nominating and Corporate Governance Committee’s responsibilities include: identifying individuals qualified to become Board members and to recommend to the Board the nominees for director at annual meetings of stockholders, recommending to the Board nominees for each Committee of the Board, developing and recommending to the Board corporate governance principles applicable to the Company and leading the Board in its annual review of the Board’s performance.

The Nominating and Corporate Governance Committee may receive from stockholders and others recommendations for nominees for election to the Board, and recommend to the Board candidates for Board membership for consideration by the stockholders at the Annual Meeting of Stockholders and candidates for election to the board at intervals between Annual Meetings. In recommending candidates to the Board, the Committee shall take into consideration the Board’s criteria for selecting new directors, including but not limited to integrity, past achievements, judgment, intelligence, relevant experience and the ability of the candidate to devote adequate time to Board duties.

The Nominating and Corporate Governance Committee met four times during 2008.

Family Relationships

Edwin H. Wegman, our former Chairman and CEO, was (i) the father of Thomas L. Wegman, a current director nominated for re-election and our current President, (ii) the father of Dr. Mark Wegman, a current director, and (iii) the husband of Toby Wegman, a current director.

Code of Business Conduct and Ethics

The Company’s Amended and Restated Code of Business Conduct and Ethics (“Code of Ethics”) applies to, among other persons, members of our Board, our officers, contractors, consultants and advisors. A copy of our Code of Ethics is available on our website at www.biospecifics.com under “Investors—Corporate Governance.” We intend to post on our website disclosures that are required by applicable law, SEC rules or Nasdaq listing standards concerning any amendment to, or waiver from, our Code of Ethics.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee of our Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. Tabriztchi & Co., CPA, P.C., the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s consolidated financial statements and internal control over financial reporting, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of Tabriztchi & Co., CPA, P.C. as of and for the year ended December 31, 2008 with the Company’s management and the independent registered public accounting firm. To ensure independence, the Audit Committee met separately with Tabriztchi & Co., CPA, P.C. and members of management. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company.

Based on the reviews and discussions described above, the Audit Committee has recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

/s/ The Audit Committee
Dr. Paul Gitman
Henry Morgan
Michael Schamroth
Dr. Matthew Geller

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten-percent holders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4, and 5 furnished to us for the fiscal year ended December 31, 2008, we have determined as follows: Thomas L. Wegman was late in filing four transactions on Form 4, Michael Schamroth and Dr. Mark Wegman were each late in filing one transaction on Form 4, Toby Wegman was late in filing three transactions on Form 4 and the Estate of Edwin H. Wegman was late in filing two transactions on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Until the death of Edwin H. Wegman, our former Chairman and CEO, The S.J. Wegman Company, of which Edwin H. Wegman was the sole general partner, owned Wilbur Street Corporation (“WSC”), which has leased to us a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as our administrative headquarters. Edwin H. Wegman was the President of WSC and the sole general partner of The S.J. Wegman Company, a limited partnership. Upon his death on February 16, 2007, The S.J. Wegman Company was legally dissolved. His death had no effect on the legal existence of WSC. It is our understanding that WSC is currently owned by the Estate. Our President, Thomas L. Wegman, is the senior most officer of WSC.

 In January 1998, WSC and the Company entered into a triple net lease agreement that provided for an annual rent starting at $125,000, which was to increase annually by the amount of annual increase in the consumer price index for the greater New York metropolitan region. The lease term was 7 years, expiring on January 31, 2005. Without Board approval, the lease was renewed (a related party transaction) in July 2005 for an additional 5 years, expiring on June 30, 2010. The extension of the lease may thus not be valid. The annual rent, effective February 2006, is $150,000 ($10 per square foot) per annum. As part of the agreement to sell our collagenase topical business to DFB in March 2006, DFB agreed to sublease a part of our New York facility for a period of one year for an all inclusive monthly payment of $15,500, which sublease expired on March 2, 2007. DFB extended its sublease until March 6, 2008 and paid $16,500 per month during this extended lease period. In accordance with the sublease extension, in July 2008 DFB provided notice of the termination of its obligations under the sublease, effective as of September 1, 2008. We lease this facility from WSC and are currently negotiating with WSC a reduction of the rent price of the facility but as of the date of this filing the parties have not reached an agreement regarding such reduction.

In January 2007, we entered into amended and restated demand promissory notes with each of Edwin H. Wegman and WSC reflecting the prior outstanding principal amounts of the loans and compounded interest, which became the obligation of Edwin H. Wegman’s estate upon his death on February 16, 2007. As of December 31, 2007, the aggregate principal amounts, including compounded interest, owed to the Company by Edwin H. Wegman and WSC were $1,108,088 and $304,397, respectively. The loans were in the form of demand promissory notes, bearing interest at a rate of 9% per annum.

The loans were secured by a pledge of 100% of the shares of the Company owned by The S.J. Wegman Company. At December 31, 2007 the total number of shares pledged, 1,843,327, had a current market value of $3.80 per share. Upon Edwin H. Wegman’s death on February 16, 2007, The S.J. Wegman Company was legally dissolved. The dissolution of The S.J. Wegman Company constituted an event of default under the above mentioned pledge agreement, which gave the Board the right to vote the pledged shares. Notwithstanding the dissolution of The S.J. Wegman Company, upon the death of Edwin H. Wegman, the loan continued to be secured by The S.J. Wegman Company pledge.

In March 2007, in full repayment of the loan made by the Company to WSC, WSC offset $304,397 in back rent due from the Company in full repayment of the loan. On February 1, 2008, the demand promissory note was repaid in full by the Estate of Edwin H. Wegman.

Board Determination of Director Independence

Our securities are listed on the Nasdaq Global Market and we use the standards of “independence” prescribed by rules set forth by The Nasdaq Stock Market LLC (“Nasdaq”). We have determined that our directors, Henry Morgan, Dr. Paul Gitman, Michael Schamroth and Dr. Matthew Geller, all four of who serve as the sole members of our Audit Committee, and three of who (Henry Morgan, Dr. Paul Gitman and Micahel Schamroth) serve as the sole members of the Compensation Committee and Nominating and Corporate Governance Committee, qualify as “independent” under the Nasdaq rules but that our remaining three directors, Thomas L. Wegman, Toby Wegman and Dr. Mark Wegman, do not. The Nasdaq rules include a series of objective tests that would not allow a director to be considered independent if the director had certain employment, business or family relationships with the Company. The Nasdaq independence definition includes a requirement that the Board also review the relationship of each independent director to the Company on a subjective basis. In accordance with that review, the Board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees

Our current independent registered public accounting firm is Tabriztchi & Co., CPA, P.C. Our financial statements for the 2008 fiscal year were audited and reported upon by Tabriztchi & Co., CPA, P.C. The following is a summary of the fees billed to the Company by Tabriztchi & Co., CPA, P.C. for professional services rendered for the fiscal years ended December 31, 2008 and 2007, respectively:

	2008	2007
Audit fees(1)	$53,413	$50,000
Audit-related fees	-	-
Tax fees(2)	10,238	-
All other fees(3)	31,963	73,375
__________

(1)

Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Consists of tax work for 2007 and 2006 of $10,238 performed in 2008.

(3)

Consists of audit fees billed for professional services rendered by our principal accountants for the re-audit of our 2003 annual consolidated financial statements of $31,963 and $73,375 for years ended December 31, 2008 and December 31, 2007 respectively.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

PROPOSAL 2

AMENDED AND RESTATED
BIOSPECIFICS TECHNOLOGIES CORP. 2001 STOCK OPTION PLAN

General

The BioSpecifics Technologies Corp. 2001 Stock Option Plan was adopted by the Board on April 6, 2001 and approved by the Company’s stockholders on August 7, 2001 (the “Original 2001 Plan”) and an amendment to the Original 2001 Plan was adopted by the Board on December 16, 2003 and approved by the Company’s stockholders on December 16, 2003. The Original 2001 Plan expires on April 6, 2011.

On April 23, 2009, the Board adopted the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan (the “2001 Plan”), subject to stockholder approval. The Board adopted the 2001 Plan to:

  increase the number of shares of our common stock available for issuance under the Original 2001 Plan by 300,000 shares, subject to adjustment in the event of stock splits and other similar events as described below;
  extend the term of the Original 2001 Plan until April 23, 2019; and
  make additional changes to reflect statutory and regulatory changes since the date of its original adoption.

At the 2009 Annual Meeting, the stockholders will be asked to approve the 2001 Plan to extend the term of the 2001 Plan from April 6, 2011 to April 23, 2019 and to authorize an additional 300,000 shares of our common stock for issuance under the 2001 Plan, subject to adjustment in the event of stock splits and other similar events as described below. As of April 23, 2009, we had a total of 1,750,000 shares reserved for issuance under the Original 2001 Plan, subject to adjustment in the event of stock splits and other similar events as described below. As of April 23, 2009, a total of 276,052 shares have been issued upon the exercise of stock options granted pursuant to the Original 2001 Plan and 1,369,850 shares are reserved for issuance pursuant to outstanding stock options granted under the Original 2001 Plan. As of April 23, 2009, there were approximately 104,100 shares remaining available for future awards under the Original 2001 Plan. The outstanding stock options have a weighted average exercise price of $5.52 per share and a weighted average remaining life of 7.6 years. No grants of equity-based awards other than stock options have been made under the 2001 Original Plan.

Because we rely upon equity compensation to recruit, retain, motivate and reward our employees, management, directors and other qualified persons, and to align their interests with the interests of our stockholders, on April 30, 2009, our Board unanimously adopted, subject to stockholder approval, the 2001 Plan to extend the term of the Original 2001 Plan and increase the number of shares available for issuance under the Original 2001 Plan.

Summary of the 2001 Plan

The following summary of the 2001 Plan, as proposed to be amended and restated, is qualified in its entirety by the terms of the 2001 Plan, a copy of which, as proposed to be amended and restated, is attached hereto as Appendix D.

Purpose. The purpose of the 2001 Plan is to advance the interests of the Company by providing a material incentive for the continued services of those key employees, independent agents, consultants, attorneys and directors of the Company or its Subsidiaries (as defined in the 2001 Plan) who have made significant contributions toward the Company's success and development, by encouraging those key employees, independent agents, consultants, attorneys and directors to increase their proprietary interest in the Company and by attracting new, able executives to employment with the Company or its Subsidiaries. It is intended that this purpose be achieved through the grant of Qualified Incentive Stock Options and Non-Qualified Stock Options (as each term is defined in the 2001 Plan) to such individuals. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code (as defined in the 2001 Plan), but not all Options (as defined in the 2001 Plan) awarded under the 2001 Plan are required to be Qualified Incentive Stock Options. The 2001 Plan amends and restates the Original 2001 Plan, which was adopted by the Board on April 6, 2001 and approved by the stockholders on August 7, 2001, which Original 2001 Plan was amended on December 16, 2003 and approved by the stockholders on December 16, 2003.

Term of the 2001 Plan. Unless the 2001 Plan shall have been earlier terminated by the Board, Options may be granted under the 2001 Plan at any time in the period commencing on the date of approval of the 2001 Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the 2001 Plan by the Board and approval of the 2001 Plan by the Company’s stockholders. Options granted pursuant to the 2001 Plan within that period shall not expire solely by reason of the termination of the 2001 Plan. Awards of Qualified Incentive Stock Options granted prior to stockholder approval of the 2001 Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the 2001 Plan shall thereafter and for all purposes be deemed to constitute Non-Qualified Stock Options.

Administration; Selection of Participants. The 2001 Plan shall be administered by the Committee (as defined in the 2001 Plan), which shall select the prospective Participants (as defined in the 2001 Plan) and grant Options to such individuals. If the Committee is administering the 2001 Plan, it shall report all action taken by it to the Board, which shall review and ratify or approve those actions which are required by law to be so reviewed and ratified or approved by the Board. To the extent the Committee administers the 2001 Plan, all references herein to the “Board” shall mean the “Committee.” The Options granted under the 2001 Plan may be either Qualified Incentive Stock Options or Non-Qualified Stock Options, within the discretion of the Board. Non-Qualified Stock Options may be granted to any Participant, including Key Employees, Consultants and Participating Directors (each as defined in the 2001 Plan). Qualified Incentive Stock Options may be awarded only to Key Employees (including directors who are Key Employees).

Subject to the express provisions of the 2001 Plan, the Board shall have authority to (i) adopt regulations and procedures which are consistent with the terms of this Plan; (ii) adopt and amend Option Agreements (as defined in the 2001 Plan) between the Company and a Participant as they deem advisable and to determine the terms and provisions of such Option Agreements, including the number of Common Shares (as defined in the 2001 Plan) with respect to which Options are granted to a Participant, the exercise price for such Options, the date or dates when the Option or parts of it may be exercised, the effect of a Change in Control and the restrictions applicable thereto, which need not be identical and which shall comply with any applicable requirements of Paragraph 5 of the 2001 Plan; and (iii) make all other determinations necessary or advisable for administering the 2001 Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

Shares Subject to the 2001 Plan. The shares to be issued and delivered by the Company upon exercise of Options granted under the 2001 Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Common Shares, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board. At no time shall the number of Common Shares issued pursuant to or subject to outstanding Options granted under the 2001 Plan (including pursuant to Qualified Incentive Stock Options), nor the number of Common Shares issued pursuant to Incentive Options, exceed 2,050,000; subject, however, to the adjustments provided in Paragraph 10 of the 2001 Plan. For purposes of applying this limitation: (1) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, the Common Shares not purchased by the Participant shall again be available for Options to be granted under the 2001 Plan and (2) if any Option is exercised by delivering previously owned Common Shares in payment of the exercise price therefor, only the net number of Common Shares, that is, the number of Common Shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Option granted under the 2001 Plan. During any calendar year, no Participant may be granted Options pursuant to the 2001 Plan on more than 350,000 Common Shares, determined in accordance with Section 162(m) of the Code and subject to the adjustments provided in Paragraph 10 of the 2001 Plan, but only to the extent consistent with Section 162(m) of the Code.

Terms of Options. Each Option shall be subject to all applicable terms and conditions of the 2001 Plan, and such other terms and conditions, not inconsistent with the terms of the 2001 Plan, as the Board may prescribe in the applicable Option Agreement, which shall be authorized by the Board and executed by a duly authorized officer of the Company. No prospective Participant shall have any rights with respect to an Option, unless and until such Participant shall have complied with the applicable terms and conditions of such Option. Option Agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements:

Exercise Price: The exercise price per Common Share of the Option shall not be less than 100% of the Fair Market Value (as defined in the 2001 Plan) of a Common Share on the Grant Date (as defined in the 2001 Plan); provided, however, that the exercise price per Common Share of any Qualified Incentive Stock Option granted to a Ten-Percent Stockholder (as defined in the 2001 Plan) shall not be less than 110% of such Fair Market Value.

Grant Date; Exercisability; and Period within which Option may be exercised: The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the applicable Option Agreement shall the Grant Date be the date on which the Option Agreement shall have been duly executed and delivered by the Company and the Participant.

In general, Options granted under the 2001 Plan will become exercisable in four equal, annual installments commencing one year after the Grant Date, although the Board, in its discretion, may provide for different vesting schedules. Options granted under the 2001 Plan shall be for such term as the Committee shall determine; provided, that Options shall terminate (become non-exercisable) upon the expiration of ten years from the Grant Date or earlier as set forth below; provided further, that Qualified Incentive Stock Options granted to a Ten-Percent Stockholder shall terminate no later than the expiration of five years from the Grant Date of such Options. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association with the Company or any Subsidiary so long as it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an Option granted under the 2001 Plan, including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, resale restrictions, federal or state securities laws and providing for no exercise of any Option after termination of a Key Employee's employment. Any and all such conditions shall be specified in the Option Agreement entered into pursuant to the 2001 Plan limiting and defining such Option. The Board may, in its sole discretion, impose similar conditions upon the exercise of any Options granted to Consultants or to Participating Directors (who are not Key Employees). The Board may accelerate the vesting of any or all Options, in whole or in part, at any time; provided, however, that in the case of a Qualified Incentive Stock Option, any such acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Participant consents to the acceleration.

Termination of Option by reason of termination of employment, consultancy or directorship: Upon termination of a Participant’s employment or other association with the Company and its Subsidiaries ends for any reason, including because of the Participant’s employer ceasing to be a Subsidiary, all Options granted under the 2001 Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable Options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under subparagraph 5(b) of the 2001 Plan: (i) no later than thirty (30) days following such termination of employment or association if such termination was not a result of death or Retirement of the Participant and (ii) no later than six (6) months following such termination of employment or association if such termination was because of death, because of Retirement (as defined in the 2001 Plan), because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

Non-transferability: No Option under the 2001 Plan shall be assignable or transferable except, in the event of the death of a Participant, by his or her will or by the laws of descent and distribution. In the event of the death of a Participant, the representative or representatives of his or her estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his or her Options granted under the 2001 Plan, may exercise any of the unexercised Options or part thereof prior to the expiration of the applicable exercise period, as specified above, or in the Option Agreement relating to such Options. No transfer of an Option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. The Option shall be exercisable only by the Participant or the Participant's guardian or legal representative during the lifetime of the Participant

More than one Option granted to a Participant: More than one Option, and more than one form of Option, may be granted to a Participant under the 2001 Plan.

Partial exercise: Unless otherwise provided in the stock option agreement entered into pursuant to the 2001 Plan, any exercise of an Option granted under the 2001 Plan may be made in whole or in part.

Limitations on Qualified Incentive Stock Options: To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Common Shares with respect to which Qualified Incentive Stock Options granted under the 2001 Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to Section 5(g) of the 2001 Plan) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Qualified Incentive Stock Options shall be treated as Non-Qualified Stock Options.

Adjustment Upon Changes in Capitalization. All of the share numbers set forth in the 2001 Plan reflect the capital structure of the Company as of April 23, 2009. In the event of a subsequent Change in Capitalization (as defined in the 2001 Plan), the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Common Shares or other stock or securities with respect to which Options may be granted under the 2001 Plan in the aggregate and to any Participant during any calendar year and (ii) the number and class of Common Shares or other stock or securities which are subject to outstanding Options granted under the 2001 Plan and the exercise price therefor; it being understood that the 2001 Plan does not provide any Participant anti-dilution or similar protection and that the adjustments referred to above may be made in the sole and absolute discretion of the Committee. Any such adjustment in the Common Shares or other stock or securities subject to outstanding Qualified Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code. If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Common Shares subject to the Option prior to such Change in Capitalization.

Effect of Certain Transactions. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the Successor Corporation (as defined in the 2001 Plan); provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Participant shall have the right to exercise the Option as to all of the Common Shares subject to the Option as described below, including Common Shares as to which it would not otherwise be exercisable (a “Transaction Acceleration”). Notwithstanding anything to the contrary contained in Section 11(a) of the 2001 Plan, in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Section 5(b), the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per Common Share equal to the excess of (i) the consideration payable per Common Share in connection with such transaction, over (ii) the purchase price per Common Share subject to the Option. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Secretary of the Company shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Committee) from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Common Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares).

Tax Treatment. With respect to Qualified Incentive Stock Options, the 2001 Plan is intended to comply with the provisions of Section 422 of the Code. Any provisions of the 2001 Plan which conflict with the provisions of Section 422 shall be deemed to be hereby amended so as to comply therewith.

Unfunded Status of the 2001 Plan. The 2001 Plan is intended to constitute an “unfunded” plan for incentive compensation, and the 2001 Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the 2001 Plan to deliver Stock or payments with respect to Options hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the 2001 Plan.

Withholding of Taxes. At such times as a Participant recognizes taxable income in connection with the receipt of Common Shares hereunder (a “Taxable Event”), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance of such Common Shares. The Participant may make a written election (the “Tax Election”), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Common Shares then issuable to him or her having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction in order to satisfy, in whole or in part, the Participant’s obligation to pay Withholding Taxes. If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Common Share or Common Shares issued to such Participant pursuant to the exercise of a Qualified Incentive Stock Option within the two-year period commencing on the day after the Grant Date or within the one-year period commencing on the day after the date of transfer of such Common Share or Common Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, remit to the Company an amount in cash sufficient to satisfy those requirements.

Performance-Based Compensation. Any Option granted under the 2001 Plan which is intended to be Performance-Based Compensation (as defined in the 2001 Plan), shall be subject to the approval of the material terms of the 2001 Plan by a majority of the shareholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder. No adjustment of any Option intended to be Performance-Based Compensation pursuant to Sections 9 or 10 of the 2001 Plan shall be made except on such basis, if any, as will not cause such Award (as defined in the 2001 Plan) to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

Amendment and Termination. The Board may alter, amend or terminate the 2001 Plan at any time, or from time to time, without obtaining any approval of the Company’s stockholders; except that the 2001 Plan may not be amended without stockholder approval to (a) change the exercise price of Options (excepting proportionate adjustments made under Paragraph 10 of the 2001 Plan); (b) change the requirement that the exercise price per Common Share not be less than 100% of the Fair Market Value of the Common Shares on the Grant Date (or less than 110% in the case of Ten-Percent Stockholders being issued Qualified Incentive Stock Options); or (c) increase the number of Common Shares available for grant under the 2001 Plan. The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, provided that the Option as amended is consistent with the terms of the 2001 Plan. No alteration, amendment or termination of the 2001 Plan or any Option can, without the Optionee’s consent adversely affect the terms of any outstanding Option; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the 2001 Plan or the Option to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Option, or that any such diminution has been adequately compensated. If the 2001 Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 11 of the 2001 Plan.

The Board of Directors recommends a vote FOR the approval of the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the 2009 Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be received by Thomas L. Wegman, President of the Company, and will be presented to the Board.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to the 2010 annual meeting should arrange for such proposal to be delivered to us at our principal place of business no later than January 1, 2010 in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act, the Rules and Regulations of the SEC and other laws and regulations to which interested persons should refer.

In addition, pursuant to our bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at the 2010 annual meeting of stockholders must submit a notice of the proposal including the information required by our bylaws to us between February 17, 2010 and March 19, 2010, or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2010 annual meeting of stockholders is not held on June 17, 2010, under our bylaws, this notice must be provided not earlier than the 120th day prior to the 2010 annual meeting of stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2010 annual meeting or (b) the fifth day following the date on which notice of the date of the 2010 annual meeting is first mailed to stockholders or otherwise publicly disclosed, whichever first occurs. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC and our bylaws will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

All such proposals and notices should be directed to the Thomas L. Wegman, our President, at 35 Wilbur Street, Lynbrook, New York 11563.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the 2009 Annual Meeting other than the election of directors and the approval of the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

April 30, 2009	By Order of the Board of Directors

/s/ Thomas L. Wegman Thomas L. Wegman, President

Appendices

Appendix A – Audit Committee Charter

Appendix B – Compensation Committee Charter

Appendix C – Nominating and Corporate Governance Committee Charter

Appendix D – Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan*

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* We intend to register the additional shares of our common stock provided for by the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan as soon as practicable after June 17, 2009.

Appendix A

BIOSPECIFICS TECHNOLOGIES CORP.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Adopted on December 4, 2006

1.	Purpose of the Audit Committee

1.1.

The purpose of the Audit Committee (the “Committee”) of BioSpecifics Technologies Corp. (the “Company”) is to represent and assist the board of directors (the “Board”) in overseeing and monitoring (1) the integrity of the financial statements of the Company; (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company’s registered public accounting firm (the “Independent Auditors”); (4) the performance of the Company’s Independent Auditors and any internal audit functions and (5) the business practices and ethical standards of the Company.

1.2.

The Committee is also responsible for (a) the appointment, compensation, retention and oversight of the work of the Company’s Independent Auditors and (b) the preparation of the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

1.3.

It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the Independent Auditor.

1.4.

The Audit Committee serves a board level oversight role where it oversees the relationship with the Independent Auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the Independent Auditors, taking into account the information it receives, discussions with the Independent Auditor, and the experience of the Audit Committee's members in business, financial and accounting matters.

2.	Committee Membership

The Committee shall be comprised of at least three directors determined by the Board. All members of the Committee must each be independent. To be considered independent, each Committee member must meet the independence requirements of the Sarbanes-Oxley Act of 2002 (SOX) and the rules and regulations of the Commission as well as any applicable securities exchange or market requirements. Each member shall be financially literate, as defined by the Commission, or must become financially literate within a reasonable period of time after their appointment to the Committee.

3.	Committee Composition/Compensation

3.1.

The members of the Committee shall be nominated and elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of all of the Committee members.

3.2.

Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual proxy statement), no member of the Committee may serve on the audit committee of more than two other public companies.

3.3.

No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

4.	Meetings

4.1.

The Committee shall meet at least four times annually or more frequently as circumstances dictate or as the Committee or its Chair deem advisable. Attendance by at least two of the three members of the Committee at any meeting shall constitute a quorum and shall be sufficient for the taking of any action before the Committee. The Committee shall meet in executive session with the Independent Auditor, the principal financial officer and management periodically.

4.2.

The Committee will cause adequate minutes of all its proceedings to be kept, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

4.3.

The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

4.4.

The Chairman of the Committee is to be contacted directly by the principal financial officer or the Independent Auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Committee.

5.	Authority

5.1.

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

	5.2.	The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

6.	Responsibilities

The Audit Committee:

	6.1.	is directly responsible for the appointment, replacement, compensation, and oversight of the work of the Independent Auditor. The Independent Auditor shall report directly to the Committee.

6.2.

obtains and reviews annually a report by the Independent Auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

6.3.

reviews and discusses with the Independent Auditor the written statement from the Independent Auditor concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assesses the independence of the auditor.

6.4.

establishes policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the Independent Auditor.

6.5.

reviews and discusses with the Independent Auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the Independent Auditor's procedures with respect to interim periods.

6.6.

reviews and discusses reports from the Independent Auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management.

6.7.

reviews and discusses with the Independent Auditor the Independent Auditor's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such further matters as the Independent Auditors present the Committee under generally accepted auditing standards.

6.8.

discusses with management and the Independent Auditor quarterly earnings press releases, including the interim financial information and Business Outlook included therein, reviews the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year.

6.9.

reviews and discusses with management and the Independent Auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the Independent Auditors.

6.10.	reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.11.	reviews and approves or disapproves related-party transactions.

6.12.

reviews and discusses with management, the Independent Auditor, and the Company's principal financial officer: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the Independent Auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

6.13.

reviews annually with the principal financial officer the scope of the internal audit program, and reviews annually the performance of both the internal audit staff and the Independent Auditor in executing their plans and meeting their objectives.

6.14.	reviews matters related to the corporate compliance activities of the Company.

6.15.

establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.16.	establishes policies for the hiring of employees and former employees of the Independent Auditor.

6.17.	publishes the report of the Committee required by the rules of the Commission to be included in the Company's annual proxy statement.

6.18.	when appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

6.19.	will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommends any changes to the full Board.

Appendix B

BIOSPECIFICS TECHNOLOGIES CORP.
COMPENSATION COMMITTEE CHARTER

Adopted on December 4, 2006

A.

Purpose

The purpose of the Compensation Committee of the Board of Directors (the "Board") of BioSpecifics Technologies Corp. (the "Company") is to oversee the discharge of the responsibilities of the Board relating to compensation of the Company's executive officers.

B.

Structure and Membership

1.

Number. The Compensation Committee shall consist of at least two members of the

Board, two of whom are independent directors, as defined in any applicable exchange listing requirements, non-employee directors, as defined in SEC Rule 16b-3, and outside directors, as defined in Treasury Regulations 1.162 -27.

2.

Chair. Unless the Board elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote; for the avoidance of doubt, if there are only two members on the Compensation Committee then such Chair of the Compensation Committee, if elected by the members, shall be elected by the affirmative vote of both members.

3.

Compensation. The compensation of Compensation Committee members shall be as determined by the Board.

4.

Selection and Removal. Members of the Compensation Committee shall be appointed by the Board. The Board may remove members of the Compensation Committee from such committee, with or without cause.

C.

Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities in accordance with its business judgment.

Compensation Matters

1.

CEO Compensation. The Compensation Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer (the "CEO"), evaluate the CEO's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed from time to time by the Committee), determine and approve the CEO's compensation based on this evaluation.

2.

Compensation of Other Executive Officers. The Compensation Committee shall periodically review and approve, or make recommendations to the Board with respect to, compensation of the Company's executive officers (other than the CEO).

3.

Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company's senior executives. The Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company's senior executives, to be discussed periodically with the Board.

4.

Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board with respect to incentive-compensation and equity-based plans that are subject to approval by the Board.

5.

Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board under all of the Company's incentive compensation plans, including both annual plans and long-term plans, and both cash and equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant awards, and to establish and confirm satisfaction of performance goals; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company.

6.

Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board.

D.	Procedures and Administration

1.

Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

	2.	Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

3.	Reports to Board. The Compensation Committee shall report regularly to the Board.

4.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Directors for approval.

5.

Consulting Arrangements. The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6.

Independent Advisors. The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7.

Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8.	Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

Appendix C

BIOSPECIFICS TECHNOLOGIES CORP.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted on April 7, 2008

Purposes of Committee

The purposes of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of BioSpecifics Technologies Corp. (the “Company”) are: (1) to identify individuals qualified to become Board members, and to recommend to the Board, the nominees for Director at the next Annual Meeting of stockholders; (2) to recommend to the Board nominees for each committee of the Board; (3) to develop and recommend to the Board corporate governance principles applicable to the Company; and (4) to lead the Board in its annual review of the Board’s performance.

Committee Membership

The Committee shall have two or more members, each of whom satisfies the requirements for independence under applicable law and in accordance with the Marketplace Rules of NASDAQ. Committee members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Board shall designate one member of the Committee as its Chair. The Committee shall meet at a time and place determined by the Board or the Committee Chair. Additional meetings shall be held when deemed necessary or desirable by a majority of the Committee or its Chair. The Committee will meet periodically in executive session without management present.

A majority of the Committee members currently holding office constitutes a quorum for the transaction of business. The Committee may take action only upon the affirmative vote of a majority of the Committee members present at a duly held meeting. The Committee may meet in person or telephonically, and may act by unanimous written consent. The Committee may invite such members of management to its meetings as it may deem desirable or appropriate.

Committee Duties

The duties of the Committee are to:

1.

Receive from stockholders and others recommendations for nominees for election to the Board, and recommend to the Board candidates for Board membership for consideration by the stockholders at the Annual Meeting of Stockholders and candidates for election to the board at intervals between Annual Meetings. In recommending candidates to the Board, the Committee shall take into consideration the Board’s criteria for selecting new directors, including but not limited to integrity, past achievements, judgment, intelligence, relevant experience and the ability of the candidate to devote adequate time to Board duties.

2.	Recommend to the Board the committee structure of the Board and the composition and membership of such committees and the designation of the Chairman of each such committee.

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3.

Review and make recommendations to the Board concerning the composition, organization and processes of the Board, including the function, size and membership, including qualification therefor, of Board committees; and policies relating to director tenure and retirement.

4.	Develop and recommend to the Board procedures for the performance evaluation of the Board and its committees.

5.	Review the corporate governance principles of the Company and recommend to the Board any proposed changes it may deem appropriate.

6.	Review and assess the adequacy of this Charter, and recommend any amendments it deems appropriate.

7.	Perform such other activities consistent with this Charter as the Committee deems necessary or appropriate.

Committee Reports

The Committee shall:

1.	Report to the Board on a regular basis on the activities of the Committee and make such recommendations with respect to the above matters as the Committee may deem necessary or appropriate.

2.	Annually assess the performance of the Committee with respect to the duties and responsibilities of the Committee as set forth in this Charter.

Resources and Authority of the Committee

The Committee shall have the resources and funding necessary or appropriate for the Committee to discharge its duties and responsibilities as set forth in this Charter and as required by law or regulation. The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have the authority to approve the search firm’s fees and other retention terms. The Committee shall also have the authority to retain, discharge and approve fees and other terms for advice and assistance from legal counsel and other independent experts or advisors. The Committee may request any officer, director or employee of the Company or the Company’s outside search firm, consultants or advisors to attend a Committee meeting or meet with any Committee members.

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Appendix D

BIOSPECIFICS TECHNOLOGIES CORP.

AMENDED AND RESTATED 2001 STOCK OPTION PLAN

Name and Purpose.

The purpose of this Plan, which shall be known as the “Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan” (the “Plan”), is to advance the interests of BioSpecifics Technologies Corp. (the “Company”) by providing a material incentive for the continued services of those key employees, independent agents, consultants, attorneys and directors of the Company or its Subsidiaries who have made significant contributions toward the Company's success and development, by encouraging those key employees, independent agents, consultants, attorneys and directors to increase their proprietary interest in the Company and by attracting new, able executives to employment with the Company or its Subsidiaries. It is intended that this purpose be achieved through the grant of Qualified Incentive Stock Options and Non-Qualified Stock Options (as each term is hereinafter defined) to such individuals. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Options awarded hereunder are required to be Qualified Incentive Stock Options. The Plan amends and restates the BioSpecifics Technologies Corp. 2001 Stock Option Plan that was originally adopted by the board of directors of the Company on April 6, 2001 and approved by the stockholders on August 7, 2001 (the “Original Plan”), which Original Plan was amended on December 16, 2003 and approved by the stockholders on December 16, 2003.

Definitions.

For purposes of this Plan, the following terms, when capitalized, shall have the meanings designated herein unless a different meaning is plainly required by the context.

“Board” shall mean the Board of Directors of the Company.

“Change in Capitalization” means an increase or reduction in the number of Common Shares, any change (including, but not limited to, a change in value) in the Common Shares or exchange of Common Shares for a different number or kind of shares or other securities of the Company or another entity, in either case, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or other similar transaction.

“Change in Control” shall mean the occurrence of any one of the following: (i) the acquisition by any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934), other than the Company or its affiliates, from any party of an amount of the capital stock of the Company, so that such person holds or controls 40% or more of the Company’s capital stock; or (ii) a merger or similar combination between the Company and another entity after which 40% or more of the voting stock of the surviving corporation is held by persons other than the Company or its affiliates; or (iii) a merger or similar combination (other than with the Company) in which the Company is not the surviving corporation; or (iv) the sale of all or substantially all of the Company’s assets or business.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee consisting of the entire board of directors of the Company or at least two directors of the Company, each of whom shall be a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act; provided, however the grant of an Option intended to qualify as Performance-Based Compensation and the determination of terms applicable thereto shall be made by the Committee or, if not all members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such members of the Committee as do qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

“Common Shares” shall mean the shares of the Company's common stock, par value $.001 per share and such other securities as may be substituted for Common Shares pursuant to Paragraphs 11 or 12.

“Consultant” shall mean any independent agent, consultant or attorney to or for the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any date means the closing sales price of the Common Shares on such date on the principal national securities exchange on which such Common Shares are listed or admitted to trading, or, if such Common Shares are not so listed or admitted to trading, the average of the per Common Share closing bid price and per Common Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Common Shares on such date, the Fair Market Value shall be the value established by the Board pursuant to such methods or procedures as may be established by it.

“Grant Date” means the date as of which an Option is granted, as determined in accordance with Paragraph 6(b).

“Key Employee” shall mean any employee of the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

“Non-Qualified Stock Option” shall mean an option to purchase Common Shares granted by the Company pursuant to this Plan and which is not a Qualified Incentive Stock Option.

“Option” means a Non-Qualified Stock Option, a Qualified Incentive Stock Option or any or all of them.

“Option Agreement” means an agreement between the Company and a Participant, setting forth the terms and conditions of the Option.

“Parent” means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

“Participant” shall mean a Key Employee, Participating Director or Consultant who has been granted an Option under this Plan.

“Participating Director” shall mean any director of the Company or any Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

“Performance-Based Compensation” means any grant of an Option under the Plan that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

“Qualified Incentive Stock Option” shall mean an option to purchase Common Shares granted by the Company pursuant to this Plan which by its terms is intended to satisfy the requirements of Section 422 of the Code and is designated a Qualified Incentive Stock Option by the Committee.

“Retirement” shall mean retirement (i) on or after age 55 with 20 or more years of service, (ii) on or after age 60 or (iii) with the consent of the Committee.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsidiary” shall mean a subsidiary corporation of the Company within the meaning Section 424(f) of the Code.

“Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

“Ten-Percent Stockholder” means a person who, at the time a Qualified Incentive Stock Option is to be granted to him or her, owns or is deemed to own (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary. Whether a person is a Ten-Percent Stockholder shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

Term of the Plan.

Unless the Plan shall have been earlier terminated by the Board, Options may be granted under this Plan at any time in the period commencing on the date of approval of the amended and restated Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the amended and restated Plan by the Board and approval of the amended and restated Plan by the Company’s stockholders. Options granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Qualified Incentive Stock Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Non-Qualified Stock Options.

Administration; Selection of Participants.

This Plan shall be administered by the Committee, which shall select the prospective Participants and grant Options to such individuals. If the Committee is administering the Plan, it shall report all action taken by it to the Board which shall review and ratify or approve those actions which are required by law to be so reviewed and ratified or approved by the Board. To the extent the Committee administers this Plan, all references herein to the “Board” shall mean the “Committee.” The Options granted under this Plan may be either Qualified Incentive Stock Options or Non-Qualified Stock Options, within the discretion of the Board. Non-Qualified Stock Options may be granted to any Participant, including Key Employees, Consultants and Participating Directors. Qualified Incentive Stock Options may be awarded only to Key Employees (including directors who are Key Employees).

Subject to the express provisions of this Plan, the Board shall have authority to (i) adopt regulations and procedures which are consistent with the terms of this Plan; (ii) adopt and amend Option Agreements between the Company and a Participant as they deem advisable and to determine the terms and provisions of such Option Agreements, including the number of Common Shares with respect to which Options are granted to a Participant, the exercise price for such Options, the date or dates when the Option or parts of it may be exercised, the effect of a Change in Control and the restrictions applicable thereto, which need not be identical and which shall comply with any applicable requirements of Paragraph 6 below; and (iii) make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

Shares Subject to the Plan.

The shares to be issued and delivered by the Company upon exercise of Options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Common Shares, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

At no time shall the number of Common Shares issued pursuant to or subject to outstanding Options granted under the Plan (including pursuant to Qualified Incentive Stock Options), nor the number of Common Shares issued pursuant to Incentive Options, exceed 2,050,000; subject, however, to the adjustments provided in Paragraph 11.

For purposes of applying the limitation in paragraph (b) above: (i) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, the Common Shares not purchased by the Participant shall again be available for Options to be granted under the Plan and (ii) if any Option is exercised by delivering previously owned Common Shares in payment of the exercise price therefor, only the net number of Common Shares, that is, the number of Common Shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Option granted under the Plan.

During any calendar year, no Participant may be granted Options pursuant to this Plan on more than 350,000 Common Shares, determined in accordance with Section 162(m) of the Code and subject to the adjustments provided in Paragraph 11, but only to the extent consistent with Section 162(m) of the Code.

Terms of Options.

Each Option shall be subject to all applicable terms and conditions of the Plan, and such other terms and conditions, not inconsistent with the terms of the Plan, as the Board may prescribe in the applicable Option Agreement, which shall be authorized by the Board and executed by a duly authorized officer of the Company. No prospective Participant shall have any rights with respect to an Option, unless and until such Participant shall have complied with the applicable terms and conditions of such Option. Option Agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements:

Exercise Price: The exercise price per Common Share of the Option shall not be less than 100% of the Fair Market Value of a Common Share on the Grant Date; provided, however, that the exercise price per Common Share of any Qualified Incentive Stock Option granted to a Ten-Percent Stockholder shall not be less than 110% of such Fair Market Value.

Grant Date; Exercisability; and Period within which Option may be exercised: The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the applicable Option Agreement shall the Grant Date be the date on which the Option Agreement shall have been duly executed and delivered by the Company and the Participant.

In general, Options granted under this Plan will become exercisable in four equal, annual installments commencing one year after the Grant Date, although the Board, in its discretion, may provide for different vesting schedules. Options granted under this Plan shall be for such term as the Committee shall determine; provided, that Options shall terminate (become non-exercisable) upon the expiration of ten years from the Grant Date or earlier as set forth below; provided further, that Qualified Incentive Stock Options granted to a Ten-Percent Stockholder shall terminate no later than the expiration of five years from the Grant Date of such Options.

Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association with the Company or any Subsidiary so long as it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an Option granted under this Plan, including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, resale restrictions, federal or state securities laws and providing for no exercise of any Option after termination of a Key Employee's employment. Any and all such conditions shall be specified in the Option Agreement entered into pursuant to the Plan limiting and defining such Option.

The Board may, in its sole discretion, impose similar conditions upon the exercise of any Options granted to Consultants or to Participating Directors (who are not Key Employees). The Board may accelerate the vesting of any or all Options, in whole or in part, at any time; provided, however, that in the case of a Qualified Incentive Stock Option, any such acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Participant consents to the acceleration.

Termination of Option by reason of termination of employment, consultancy or directorship: Upon termination of a Participant’s employment or other association with the Company and its Subsidiaries ends for any reason, including because of the Participant’s employer ceasing to be a Subsidiary, all Options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable Options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under Paragraph 6(b) above:

No later than thirty (30) days following such termination of employment or association if such termination was not a result of death or Retirement of the Participant.

No later than six (6) months following such termination of employment or association if such termination was because of death, because of Retirement, because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

Non-transferability: No Option under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his or her will or by the laws of descent and distribution. In the event of the death of a Participant, the representative or representatives of his or her estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his or her Options granted under this Plan, may exercise any of the unexercised Options or part thereof prior to the expiration of the applicable exercise period, as specified above, or in the Option Agreement relating to such Options. No transfer of an Option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. The Option shall be exercisable only by the Participant or the Participant's guardian or legal representative during the lifetime of the Participant.

More than one Option granted to a Participant: More than one Option, and more than one form of Option, may be granted to a Participant under this Plan.

Partial exercise: Unless otherwise provided in the Option Agreement entered into pursuant to the Plan, any exercise of an Option granted under this Plan may be made in whole or in part.

Limitations on Qualified Incentive Stock Options: To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Common Shares with respect to which Qualified Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5(g)) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Qualified Incentive Stock Options shall be treated as Non-Qualified Stock Options.

Period of Granting Options.

No Option shall be granted under this Plan subsequent to its termination or expiration.

No Effect Upon Employment Status.

The fact that an employee, independent agent, consultant, attorney or director has been selected as a Participant shall not limit or otherwise qualify the right of his or her employer to terminate his or her employment, engagement or directorship at any time or to increase, decrease or otherwise adjust the other terms and conditions of his or her employment, engagement or directorship with the Company and its Subsidiaries.

Method of Exercise.

Any Option granted under this Plan may be exercised by written notice to the Secretary of the Company, signed by the Participant, or by such other person as is entitled to exercise such Option. The notice of exercise shall state the number of Common Shares in respect of which the Option is being exercised, and shall be accompanied by the payment, in cash or check payable to the order of the Company, and/or, as provided below, in the Common Shares, of the full exercise price for such Common Shares. At the written request of the Participant and upon approval by the Board, Common Shares acquired pursuant to the exercise of any Option may be paid for at the time of exercise by the surrender of Common Shares (for Qualified Incentive Stock Options only to the extent permitted by subsection (c)(4) of Section 422 of the Code, without liability to the Company). In such case, the Fair Market Value of the surrendered Common Shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an Option. During such period as Common Shares are traded on an established market, the Board, in its sole discretion, may also permit payment of any exercise price to be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Common Shares subject to an Option in a brokered transaction (other than to the Company). A certificate or certificates for the Common Shares purchased through the exercise of an Option shall be issued in the regular course after the exercise of the Option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any Option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the Common Shares being purchased on such exercise. During the option period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any Common Shares issuable upon exercise of such Option until certificates representing such Common Shares shall have been issued and delivered.

Implied Consent of Participants.

Every Participant, by his or her acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on his or her own behalf and on behalf of his or her heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

Adjustment Upon Changes in Capitalization.

All of the share numbers set forth in the Plan reflect the capital structure of the Company as of April 23, 2009. In the event of a subsequent Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Common Shares or other stock or securities with respect to which Options may be granted under the Plan in the aggregate and to any Participant during any calendar year and (ii) the number and class of Common Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor; it being understood that the Plan does not provide any Participant anti-dilution or similar protection and that the adjustments referred to above may be made in the sole and absolute discretion of the Committee.

Any such adjustment in the Common Shares or other stock or securities subject to outstanding Qualified Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Common Shares subject to the Option prior to such Change in Capitalization.

Effect of Certain Transactions.

In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Participant shall have the right to exercise the Option as to all of the Common Shares subject to the Option as described below, including Common Shares as to which it would not otherwise be exercisable (a “Transaction Acceleration”).

Notwithstanding anything to the contrary contained in Paragraph 12(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Paragraph 6(b), the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per Common Share equal to the excess of (i) the consideration payable per Common Share in connection with such transaction, over (ii) the purchase price per Common Share subject to the Option.

If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Secretary of the Company shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Committee) from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Common Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares).

Conflicting Provisions. In case of any conflict between the provisions of this Plan and the provisions of an Option Agreement entered into pursuant to this Plan, the provisions of this Plan shall control.

Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company and members of the Board shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of Common Shares under the terms of this Plan, or otherwise in connection with administration of the Plan, so long as the Company acts in good faith. The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options.

Use of Proceeds.

The proceeds received by the Company from the sale of stock under this Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board shall direct.

Tax Treatment.

With respect to Qualified Incentive Stock Options, this Plan is intended to comply with the provisions of Section 422 of the Code. Any provisions of this Plan which conflict with the provisions of Section 422 shall be deemed to be hereby amended so as to comply therewith.

Unfunded Status of the Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

Interpretation.

The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Option Agreement entered into pursuant to the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

Unless otherwise expressly stated in an Option Agreement entered into pursuant to the Plan, each Option granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

Regulations and Other Approvals; Governing Law.

Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

The obligation of the Company to sell or deliver Common Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Participants granted Qualified Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Common Shares, no Options shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

Notwithstanding anything contained in the Plan or any Option Agreement entered into the pursuant to the Plan to the contrary, in the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Common Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Common Shares, to represent and warrant to the Company in writing that the Common Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Common Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

Withholding of Taxes.

At such times as a Participant recognizes taxable income in connection with the receipt of Common Shares hereunder (a “Taxable Event”), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance of such Common Shares. The Participant may make a written election (the “Tax Election”), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Common Shares then issuable to him or her having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction in order to satisfy, in whole or in part, the Participant’s obligation to pay Withholding Taxes.

If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Common Share or Common Shares issued to such Participant pursuant to the exercise of a Qualified Incentive Stock Option within the two-year period commencing on the day after the Grant Date or within the one-year period commencing on the day after the date of transfer of such Common Share or Common Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, remit to the Company an amount in cash sufficient to satisfy those requirements.

Performance-Based Compensation.

Any Option granted under the Plan which is intended to be Performance-Based Compensation, shall be subject to the approval of the material terms of the Plan by a majority of the shareholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder. No adjustment of any Option intended to be Performance-Based Compensation pursuant to Sections 11 or 12 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

Amendment and Termination.

The Board may alter, amend or terminate this Plan at any time, or from time to time, without obtaining any approval of the Company's shareholders; except that this Plan may not be amended without shareholder approval to (a) change the exercise price of Options (excepting proportionate adjustments made under Paragraph 11); (b) change the requirement that the exercise price per Common Share not be less than 100% of the Fair Market Value of the Common Shares on the Grant Date (or less than 110% in the case of Ten-Percent Stockholders being issued Qualified Incentive Stock Options); or (c) increase the number of Common Shares available for grant under the Plan. The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, provided that the Option as amended is consistent with the terms of the Plan.

No alteration, amendment or termination of the Plan or any Option can, without the Optionee's consent adversely affect the terms of any outstanding Option; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Option to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Option, or that any such diminution has been adequately compensated .

If this Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 12 above.

Variations in Pronouns.

Whenever used in this Plan, unless the context otherwise requires, words used in the singular shall also include the plural, and words used in the masculine gender shall also include the feminine or neuter gender.

Captions and Headings.

The Paragraph and subparagraph headings and captions are for reference purposes only and shall not in any way affect the meaning or interpretation of any such Paragraph or subparagraph of this Plan.

Approved by the Board of Directors of
BioSpecifics Technologies Corp. on April 23, 2009,
subject to stockholder approval.

Approved by the stockholders of

BioSpecifics Technologies Corp. on
_________________

Attest:
_____________________
Name: Thomas L. Wegman
Title: President

BIOSPECIFICS TECHNOLOGIES CORP.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 2009, and hereby constitutes and appoints Thomas L. Wegman and Carl A. Valenstein, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on June 17, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Thomas L. Wegman – First Class – Term expires at 2012 Annual Stockholders Meeting

Dr. Paul Gitman – First Class – Term expires at 2012 Annual Stockholders Meeting

Dr. Matthew Geller – First Class – Term expires at 2012 Annual Stockholders Meeting

Withhold authority for the following:

☐ Thomas L. Wegman
☐ Dr. Paul Gitman
☐ Dr. Matthew Geller

2.

Approve the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan to increase the number of shares of Company common stock authorized for issuance from 1,750,000 to 2,050,000 shares.

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2009 Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE APPROVAL OF THE AMENDED AND RESTATED BIOSPECIFICS TECHNOLOGIES CORP. 2001 STOCK OPTION PLAN. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2009 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of 2009 Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2009, and the 2008 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name
Name (if joint)

Date _____________, 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement, Proxy Card and our 2008 Annual Report on Form 10-K are available at http://otccorporatetransferservice.com/proxy_docs.